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Exhibit 10.25

DEBENTURE AND WARRANT PURCHASE AGREEMENT

        This Debenture and Warrant Purchase Agreement (the "Agreement") is made as of May 19, 2004 by and among Iteris Holdings, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A hereto (each a "Purchaser" and collectively, the "Purchasers").

        1.    Purchase and Sale.

          (a)   Subject to the terms and conditions herein contained, each Purchaser hereby purchases, and the Company hereby sells to such Purchaser, a 6% Convertible Debenture, substantially in the form attached hereto as Exhibit A, in the original face amount set forth next to such Purchaser's name on Schedule A attached hereto (the "Purchase Price"). All 6% Convertible Debentures (the "Debentures") will be convertible into shares of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), based upon an initial Conversion Price (as defined in the Debentures) equal to 107.5% of the Closing Price. For the purposes of this Agreement, the "Closing Price" shall be $3.36.

          (b)   In connection with the purchase and sale of the Debentures hereunder, each Purchaser will receive, for no additional consideration, two warrants, each substantially in the form attached hereto at Exhibit B, to acquire shares of the Company's Class A Common Stock. The warrants (the "Warrants") issuable hereunder are referred to herein as "Class A Warrants" and "Class B Warrants," respectively, and each Purchaser shall receive one Warrant of each class. Each Purchaser's Class A Warrant shall be exercisable for the number of shares of Class A Common Stock set forth next to such Purchaser's name on Schedule A under the heading "Class A Warrant Shares," which number shall be equal to 12.5% of such Purchaser's Purchase Price divided by 115% of the Closing Price. Each Purchaser's Class B Warrant shall be exercisable for a number of shares of Class A Common Stock set forth next to such Purchaser's name on Schedule A under the heading "Class B Warrant Shares," which number shall be equal to 12.5% of such Purchaser's Purchase Price divided by 120% of the Closing Price. The per share exercise price of the Class A Warrants shall be 115% of the Closing Price, and the per share exercise price of the Class B Warrants shall be 120% of the Closing Price, in each case subject to adjustment as set forth in the Warrants.

          (c)   Concurrently with the execution of this Agreement, each Purchaser shall deliver to the Company the appropriate Purchase Price (as indicated on Schedule A hereto) for the Debenture being purchased by it in cash, check or wire transfer, in each case in immediately available funds, or any combination thereof, and the Company shall deliver to such Purchaser such Debenture and the applicable Warrants. Such delivery of and payment for the Debentures and the Warrants shall be made at the offices of Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California 92618 or at such other place as the Purchasers and the Company may agree upon.

          (d)   The Debentures and the Warrants are sometimes together referred to herein as the "Securities," and the shares of Class A Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are sometimes herein collectively referred to as the "Underlying Securities." This Agreement, the Debentures and the Warrants are sometimes herein collectively referred to as the "Transaction Documents."

          (e)   The Securities will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, the "Securities Act"), in reliance on exemptions therefrom.

        2.    Representations and Warranties of the Company. The Company represents and warrants that as of the date hereof:

          (a)   Each of the Company and its subsidiary, Iteris, Inc. (the "Subsidiary"), has been duly incorporated and each of the Company and the Subsidiary is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the SEC Documents (as defined in Section 2(l)).

          (b)   The Company has the authorized, issued and outstanding capitalization set forth in the SEC Documents (subject to (i) the subsequent issuance of shares pursuant to options issued or issuable under the Company's stock option plans, employee stock purchase plans, outstanding warrants or other rights to acquire shares described in the SEC Documents (ii) the issuance of shares of Class A Common Stock upon conversion of the Class B Common Stock in accordance with the terms of the Company's Certificate of Incorporation, as amended), (iii) the issuance of shares of Class A Common Stock to stockholders of its Subsidiary in connection with any deconsolidation of such Subsidiary and (iv) any securities issued pursuant to the Company's Rights Agreement dated April 24, 1998, as amended. Except as disclosed immediately above, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Company Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, except with respect to shares that have already been registered.

          (c)   The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefore may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). No further consent or action is required by the Company, its Board of Directors or its stockholders with respect to the execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby.

          (d)   The issuance of the Securities has been duly authorized. The Underlying Securities have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Debentures or exercise of the Warrants in accordance with the terms thereof, as applicable, will have been validly issued, fully paid and nonassessable.

          (e)   No consent, approval, authorization, license, qualification, exemption or order of any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of any of the transactions contemplated thereby, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained, (ii) as are not required to be obtained under the securities laws prior to the date hereof or (iii) which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiary, taken as a whole (any such event, a "Material Adverse Effect"). All such consents, approvals, authorizations, licenses, qualifications, exemptions and orders that are required to be obtained prior to the date hereof will be in full force and effect as of the date hereof and not be the subject of any pending or, to the knowledge of the Company, threatened termination.

          (f)    The Company is not (i) in violation of its Certificate of Incorporation or in material violation of its Bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which breach or violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would have a Material Adverse Effect.

          (g)   The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (i) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (A) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, franchise agreement, permit, certificate or agreement or instrument to which the Company is a party or to which any of its properties or assets are subject, (B) the Certificate of Incorporation or Bylaws of the Company or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or its properties or assets or (ii) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company, which violation, conflict, breach, default or lien (as indicated in subsections (i) and (ii) above) would have a Material Adverse Effect.

          (h)   There is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiary is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or the Subsidiary, would, individually or in the aggregate, have a Material Adverse Effect.

          (i)    The Company and the Subsidiary own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, know-how and other intellectual property rights that are necessary to conduct their businesses as described in the SEC Documents. None of the Company or the Subsidiary has received any written notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, know-how or other intellectual property rights that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

          (j)    None of the Company, the Subsidiary or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers in Section 3 hereof, it is not necessary to register any of the Securities under the Securities Act to offer, sell and deliver the Securities to the Purchasers in the manner contemplated by this Agreement.

          (k)   Except for fees owed to and a warrant to purchase Class A Common Stock to be issued to Friend and Company, a division of B. Riley & Co., Inc., the Company does not know of any claims for services, either in the nature of a finder's fee or financial advisory fee with respect to the offering of the Securities and the transactions contemplated by the Transaction Documents.

          (l)    The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively, with the Company's Registration Statement on Form S-1 (Registration No. 333-110344) (the "Form S-1"), referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the Form S-1 and subsequently-filed SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC Documents with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP") and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject that are required to be so included, are included as part of or specifically identified in the SEC Documents.

          (m)  Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since March 31, 2003 there has not been (i) any material adverse change in the financial condition, earnings or prospects of the Company or its Subsidiary nor has any material adverse event occurred to the Company or its Subsidiary, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiary, incurred by the Company or its Subsidiary, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or its Subsidiary which has been sustained which has a Material Adverse Effect.

          (n)   Neither the Company nor any person acting on its behalf has or shall provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material, non-public information without notifying the Purchaser in writing of the material, non-public nature of such information, and the Company shall promptly notify the Purchaser in writing when such information ceases to be material or non-public. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (o)   The Company and its Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company, and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all liens and encumbrances, except for liens and encumbrances as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiary and liens and encumbrances for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. To the knowledge of the Company, any real property and facilities held under lease by the Company and its Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiary are in material compliance.

          (p)   The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and Underlying Securities and the Purchasers' ownership of the Securities and Underlying Securities.

          (q)   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities or Underlying Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, provided that the representations and warranties of the Purchasers contained herein are true and correct, and provided further that the Purchasers comply with the provisions of this Agreement, the Debenture and the Warrant relevant thereto.

        3.    Representations and Warranties of the Purchasers. Each Purchaser represents, warrants and covenants for itself, and for no other Purchaser as follows:

          (a)   The Securities to be acquired by it hereunder are being acquired for such Purchaser's own account for investment (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) and with no intention of distributing or reselling such Securities (including the Underlying Securities that it may acquire upon conversion of its Debenture or exercise of Warrants, as the case may be) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities or Underlying Securities under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control.

          (b)   Such Purchaser understands that the Securities (including the Underlying Securities that it may acquire upon conversion of its Debenture or exercise of Warrants, as the case may be) have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          (c)   Such Purchaser agrees to the imprinting of a legend, substantially in the following form, on the Securities (including the Underlying Securities that it may acquire upon conversion of the Debenture or exercise of the Warrants, as the case may be) together with any other legends required under applicable state securities laws):

    These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred (i) in the absence of a registration statement in effect with respect to the securities under such Act or (ii) unless transferred pursuant to an exemption from the Act, and assurances (including but not limited to an opinion of counsel), if so required by the company, are provided to the company, satisfactory in form and content to the company, stating that such sale or transfer is exempt from the registration requirements of such Act.

          The legend set forth above may be removed if and when the Securities or the Underlying Securities, as the case may be, are sold pursuant to an effective registration statement under the Securities Act or in the opinion of counsel reasonably acceptable to the Company experienced in the area of United States Federal securities laws such legends are no longer required under applicable requirements of the Securities Act. The Securities and the Underlying Securities shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when in the opinion of counsel to the Company experienced in the applicable securities laws, the same are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide each Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable. Each Purchaser agrees that, in connection with any transfer of the Securities or Underlying Securities by it pursuant to an effective registration statement under the Securities Act, such Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of the Securities or the Underlying Securities.

          (d)   Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

          (e)   Such Purchaser or its general partner (i) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, (ii) has been represented by counsel, (iii) has evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and (iv) at the present time, is able to afford a complete loss of such investment.

          (f)    The purchase of the Securities by such Purchaser has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and (ii) the purchase of the Securities to be purchased by it does not conflict with or violate its limited partnership agreement, operating agreement or other charter documents, or any law, regulation or court order applicable to it.

          (g)   Neither such Purchaser nor any of its directors, officers, employees, agents, partners, members, or controlling persons has taken, directly or indirectly, any actions designed, or might reasonably be expected to cause or result, under the Securities Act or the Exchange Act, or otherwise, in, or that has constituted, stabilization, or manipulation of the price of the Class A Common Stock.

          (h)   Such Purchaser acknowledges it has reviewed the SEC Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and the Underlying Securities; and (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities and the Underlying Securities.

          (i)    Such Purchaser understands and acknowledges that (i) the Securities and the Underlying Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations.

        4.    Registration.

          (a)   The Company shall file with the SEC a registration statement covering the resale of the Underlying Securities (collectively, the "Registrable Securities") for an offering to be made on a continuous basis pursuant to Rule 415 (the "Registration Statement") no later than the earliest to occur of (i) the 14th day following the date of the date the Company files its Annual Report on Form 10-K with the SEC for the fiscal year ending March 31, 2004 or (ii) July 14, 2004 (the "Filing Deadline"). The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on a Form S-3, in which case such registration shall be on a Form S-1 or another appropriate form). The Company shall pay all costs and expenses related to the registration of the Underlying Securities. The Company shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel reasonably acceptable to the Company pursuant to a written opinion to such effect addressed and acceptable to the Company's transfer agent.

          (b)   If the Registration Statement is not filed with the SEC on or before the Filing Deadline or, in the event the Registration Statement is reviewed by the SEC, if the Company does not submit written responses to the SEC within 10 business days after receipt of comments to the Registration Statement from the SEC (30 calendar days in the event the SEC requires material changes to or a restatement of the Company's financial statements), the Company shall pay to each Purchaser an amount equal to the product of (x) such Purchaser's Purchase Price multiplied by (y) 2.0% for each 30-day period (or pro rata portion thereof) after the Filing Deadline and prior to the date the Registration Statement is filed with the SEC or after the 10 business day (or 30 calendar days as applicable) period after the Company receives the SEC's comments to the Registration Statement and prior to the date the Company submits written responses to such comments, as the case may be. Such penalty shall be payable, at the election of the Company, in cash or with shares of the Company's Class A Common Stock (which have been registered under the Securities Act) valued at the closing price of such securities on the date immediately prior to the penalty payment date.

          (c)   The Company shall, not less than three business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto, (i) furnish to each Purchaser copies of the Registration Statement or prospectus proposed to be filed, which documents will be subject to the review of such Purchaser, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. Furthermore, the Company shall advise the Purchasers, within two business days by e-mail, fax or other type of communication, and, if requested by such Purchaser, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

          (d)   (i)    The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or prospectus, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement and (iv) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (but excluding claims arising from a failure of the Purchaser to deliver the prospectus in compliance with applicable securities laws, where such failure to deliver was the cause of such claim or would have corrected the alleged damage), and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement.

            (ii)   The Purchaser agrees (severally and not jointly with any other Purchaser) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any untrue statement of a material fact contained in the Registration Statement, but only if and to the extent that such untrue statement was made in reliance upon and in conformity with written information furnished by the Purchaser specifically for use in preparation of the Registration Statement (provided, however, that the Purchaser shall not be liable in any such case for any untrue statement in any Registration Statement or prospectus if such statement has been corrected in writing by such Purchaser and delivered to the Company at least three business days prior to the pertinent sale or sales by the Purchaser) or (ii) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities by Purchaser, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, the Purchaser's aggregate liability pursuant to this subsection (ii) shall be limited to the net amount received by the Purchaser from the sale of the Underlying Securities.

            (iii)  Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4(d), such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 4(d) (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 4(d). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

            (iv)  If the indemnification provided for in this Section 4(d) is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), no Purchaser shall be required to contribute any amount in excess of the net amount received by the Purchaser from the sale of the Underlying Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection to contribute are several in proportion to their sales of Underlying Securities to which such loss relates and not joint.

            (v)   For purposes of this Section 4(d), the term "Selling Stockholder" shall include the Purchaser, its officers and directors, and any person controlling such Purchaser; the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement; and the term "untrue statement" shall include (1) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        5.    Participation Right.

          (a)   The Company hereby grants to each Purchaser a right of first offer to purchase a pro rata share of New Securities (as defined in Section 5(b) below) which the Company may, from time to time, propose to sell and issue. Each Purchaser's pro rata share, for purposes of this Section 5(a), is the ratio of such Purchaser's Purchase Price to the aggregate Purchase Price paid by all Purchasers as set forth on Schedule A hereto. Each Purchaser shall have a right of over-allotment such that if any Purchaser fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Purchasers may purchase the non-purchasing Purchaser's portion on a pro rata basis within 10 days from the date such non-purchasing Purchaser fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right of first offer shall be subject to the following provisions:

          (b)   "New Securities" shall mean any capital stock (including Common Stock or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include:

            (i)    any shares of capital stock issued in connection with a split or subdivision of its stock or a dividend or distribution payable in shares of capital stock;

            (ii)   any shares of capital stock issued upon the exercise or conversion exercisable or convertible securities outstanding on the date of this Agreement (including, without limitation, any issuance of the Underlying Securities in connection with the conversion of Debentures or the exercise of Warrants, as the case may be);

            (iii)  any shares of capital stock (or options therefor) to officers, directors or employees of, or consultants to, the Company, pursuant to the Company's stock option plans, restricted stock plans or other benefit plans, arrangements or agreements approved by the Board of Directors of the Company;

            (iv)  any shares of capital stock issued in connection with (1) mergers, consolidations, acquisitions or similar business combinations approved by the Board of Directors (but excluding shares issued for the purpose of raising capital to fund such transactions), (2) partnering arrangements or similar strategic transactions approved by the Board of Directors, provided that such transactions are not principally for the purpose of raising capital or (3) any merger, consolidation or similar business combination with, or acquisition by the Company of shares in the Subsidiary;

            (v)   any shares of capital stock issued to persons or entities with whom the corporation has business relationships, including in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board of Directors, provided such issuances are for other than primarily equity financing purposes; and

            (vi)  any shares of capital stock issued in connection with a public offering.

          (c)   In the event the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser written notice of its intention (the "Company Notice"), describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have 10 days after any such notice is mailed or delivered to agree to purchase such Purchaser's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d)   The Company shall promptly, in writing, inform each Purchaser that elects to purchase all New Securities available to it (a "Fully Exercising Purchaser") of any other Purchaser's failure to do likewise. During the 10-day period commencing after such information is given, each Fully Exercising Purchaser may elect to purchase that portion of the New Securities for which Purchasers were entitled to subscribe, but which were not subscribed for by the Purchasers, that is equal to the ratio of such Purchaser's Purchase Price to the aggregate Purchase Price paid by all Fully Exercising Purchasers wishing to purchase any of the unsubscribed New Securities.

          (e)   In the event the Purchasers fail to exercise fully the participation right described in this Section 5 within the applicable time periods set forth herein, the Company shall have 90 days thereafter to sell the New Securities respecting which the Purchasers' participation right set forth in this Section 5 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company Notice. In the event the Company has not sold within such 90-day period the New Securities in accordance with the foregoing, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Purchasers in the manner provided in this Section 5.

          (f)    The participation granted pursuant to this Section 5 shall expire, with respect to each Purchaser, upon the conversion or redemption of such Purchaser's Debenture. In addition to the foregoing, the provisions of this Section 5 shall not apply to any Purchaser with respect to any offering of New Securities if (i) at the time of such offering such Purchaser is not an "accredited investor" as that term is then defined in Rule 501(a) of the Securities Act and (ii) such offering of New Securities is otherwise being offered only to accredited investors.

          (g)   The rights provided in this Section 5 may not be assigned or transferred by any Purchaser.

        6.    Prohibition of Certain Issuances.    So long as any Debentures issued pursuant to this Agreement remain outstanding, the Company shall not issue variable-priced equity securities or variable-priced equity linked securities.

        7.    Furnishing of Information.    As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such person, the Company shall deliver to such person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence.

        8.    Notices.    All communications hereunder shall be in writing and shall be sent (a) if to the Company, at the addresses set forth below, or (b) if to a Purchaser, to the address(es) set forth on the signature page hereto, or (c) to such other address as such party may designate by ten days advance written notice to the other parties hereto.

  If to the Company:

  Iteris Holdings, Inc.
  1515 S. Manchester Avenue
  Anaheim, CA 92802
  Attention: Chief Executive Officer
  Facsimile: (714) 780-7857

  with a copy to:

  Dorsey & Whitney LLP
  38 Technology Drive
  Irvine, California 92618
  Attention: Ellen S. Bancroft, Esq.
  Facsimile: (949) 932-3601

        All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 6:00 p.m. on a business day, or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 6:00 p.m. or on a date that is not a business day. Change of a party's address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

        9.    Successors.    This Agreement shall inure to the benefit of and be binding upon the Purchasers and the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other parties.

        10.    No Waiver; Modifications in Writing.    No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Company and the relevant Purchaser.

        11.    Entire Agreement.    This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.

        12.    Severability.    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

        13.    Applicable Law.    The validity and interpretation of this agreement, and the terms and conditions set forth herein shall be governed by and construed in accordance with the laws of the state of California, without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

        14.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        15.    Attorney's Fees.    If either party to this Agreement shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder, the losing party shall pay to the prevailing party's reasonable attorneys' fees and costs incurred in bringing and prosecuting such action and/or enforcing any judgment, order, ruling or award.

        16.    Expenses.    The Company will reimburse the Purchasers for the reasonable fees and costs of a single legal counsel to the Purchasers and the Purchasers' reasonable due diligence expenses related to the transactions contemplated by this Agreement.

        17.    Survival.    The representations and warranties of the parties herein speak only as of the date hereof. The representations, warranties, agreements, covenants and indemnification obligations contained herein shall survive the Closing and delivery and/or exercise of the Securities and Underlying Securities, as applicable.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have executed this Debenture and Warrant Purchase Agreement as of the date first above written.

COMPANY:
Iteris Holdings, Inc.
By:	/s/ GREGORY A. MINER Gregory A. Miner Chief Executive Officer

[SIGNATURE PAGE CONTINUES]

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Milfam II L.P.
By:	/s/ LLOYD I. MILLER
Print Name:	Lloyd I. Miller
Print Title:	General Partner
Address:	4550 Gordon Drive
Naples, FL 34102
Fax No.:	239-262-8025
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
GA
Subscription Amount:
$500,000.

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Milfam I L.P.
By:	/s/ LLOYD I. MILLER
Print Name:	Lloyd I. Miller
Print Title:	General Partner
Address:	4550 Gordon Drive
Naples, FL 34102
Fax No.:	239-262-8025
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
GA
Subscription Amount:
$500,000.

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Lloyd I. Miller Trust A-4
By:	/s/ LLOYD I. MILLER
Print Name:	Lloyd I. Miller
Print Title:	Trustee
Address:	4550 Gordon Drive
Naples, FL 34102
Fax No.:	239-262-8025
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
FL
Subscription Amount:
$500,000.

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Lloyd I. Miller
By:	/s/ LLOYD I. MILLER
Print Name:	Lloyd I. Miller
Print Title:	Owner
Address:	4550 Gordon Drive
Naples, FL 34102
Fax No.:	239-262-8025
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
FL
Subscription Amount:
$500,000.

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Provident Premier Master Fund Ltd.
By:	/s/ SAM FORNESS
Print Name:	Sam Forness
Print Title:	Director, Investment Operations
Address:	294 Grove Lane East, Suite 280
Wayzata, Mn 55391
Fax No.:	952-345-5230
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
MN
Subscription Amount:
$500,000.
No. of Warrants:
A-16, 191 B-15, 505

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Irvin R. Kessler
By:	/s/ IRVIN R. KESSLER
Print Name:	Irvin R. Kessler
Print Title:

Address:	294 Grove Lane East, Suite 280
Wayzata, Mn 55391
Fax No.:	952-345-5230
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
MN
Subscription Amount:
$1,000,000
No. of Warrants:
A-32, 383 B-31, 017

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Meadowbrook Opportunity Fund LLC
By:	/s/ MICHAEL RAGINS
Print Name:	Michael Ragins
Print Title:	Manager
Address:	100 Tri-State International Suite 260
Lincolnshire, IL 60069
Fax No.:	(847) 876-1221
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
NY
Subscription Amount:
$250,000.00

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Potomac Capital Partners, LP
By:	/s/ PAUL J. SOLIT
Print Name:	Paul J. Solit
Print Title:	Managing Member of General Partner
Address:	153 East 53rd St., 26th Floor
New York, NY 10022
Fax No.:	(212) 521-5116
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
Delaware
Subscription Amount:
$800,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Potomac Capital International Ltd.
By:	/s/ PAUL J. SOLIT
Print Name:	Paul J. Solit
Print Title:	President of Investment Manager
Address:	153 East 53rd St., 26th Floor
New York, NY 10022
Fax No.:	(212) 521-5116
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
N/A
Subscription Amount:
$300,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Primarius Focus
By:	/s/ PATRICK LIN
Print Name:	Patrick Lin
Print Title:	Managing Partner
Address:	101 California St., 40th Flr
San Francisco, CA 94111
Fax No.:	(415) 675-3350
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
DE
Subscription Amount:
$250,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Primarius Partners
By:	/s/ PATRICK LIN
Print Name:	Patrick Lin
Print Title:	Managing Partner
Address:	101 California St., 40th Flr
San Francisco, CA 94111
Fax No.:	(415) 675-3350
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
DE
Subscription Amount:
$550,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Primarius Offshore Partners
By:	/s/ PATRICK LIN
Print Name:	Patrick Lin
Print Title:	Managing Partner
Address:	101 California St., 40th Flr
San Francisco, CA 94111
Fax No.:	(415) 675-3350
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):

Subscription Amount:
$200,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Tom Kelleher
By:	/s/ TOM KELLEHER
Print Name:	Tom Kelleher
Print Title:	President
Address:	1110 Santa Monica #800
Los Angeles, CA 90025
Fax No.:	310-966-1498
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$50,000.00

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Susan Bair Riley
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:	Custodian
Address:	12710 Marlboro
Los Angeles, CA 90049
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$80,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Charlie Riley
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:	Custodian
Address:	12710 Marlboro
Los Angeles, CA 90049
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$80,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Eloise Riley
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:	Custodian
Address:	12710 Marlboro
Los Angeles, CA 90049
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$80,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Bryant Riley
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:

Address:	12710 Marlboro
Los Angeles, CA 90049
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$680,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Abby Riley
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:	Custodian
Address:	12710 Marlboro
Los Angeles, CA 90049
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$80,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
SACC Partners LP
By:	/s/ BRYANT RILEY
Print Name:	Bryant Riley
Print Title:	General Partner
Address:	11100 Santa Monica Blvd. #800
Los Angeles, CA 90025
Fax No.:	310-966-1448
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$2,500,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
WACHOVIA SECURITIES CUSTODIAN FOR GREG MINER IRA
By:	/s/ GREG MINER
Print Name:	Greg Miner
Print Title:

Address:	620 Newport Center Drive, Suite 1200
Newport Beach, CA 92660
Fax No.:	949-759-4597
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$50,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Bainbridge Partners, LLC
By:	/s/ EDWARD G. VICTOR
Print Name:	Edward G. Victor
Print Title:	Manager
Address:	175 S. Barrington Place
Los Angeles, CA 90049
Fax No.:	310-440-2955
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
California
Subscription Amount:
$150,000.00

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Dalart Investments, LP
By:	Bergman Group, Inc., General Partner
By:	/s/ RICHARD A. BERGMAN
Print Name:	Richard A. Bergman
Print Title:	President
Address:	175 S. Barrington Place
Los Angeles, CA 90049
Fax No.:	310-440-3002
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):

Subscription Amount:
$250,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Charles Schwab Inc., Custodian for John Johnson IRA
By:	/s/ JOHN JOHNSON
Print Name:	John Johnson
Print Title:

Address:	25282 Remesa
Mission Viejo, Calif 92691
Fax No.:	714-780-7246
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$100,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:
Abbas Mohaddes
By:	/s/ ABBAS MOHADDES
Print Name:	Abbas Mohaddes .
Print Title:	Executive V.P. Iteris, Inc.
Address:	3432 Seaglen Dr.
Rancho P.V. Ca. 90275
Fax No.:	310-544-3356
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
CA
Subscription Amount:
$50,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:

By:	/s/ STEPHEN EDWIN ROWE
Print Name:	Stephen Edwin Rowe
Print Title:	Sr. Vice President
Address:	1515 S. Manchester Ave.
Anaheim, CA 92802-2907
Fax No.:	714-780-7246
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):
California
Subscription Amount:
$50,000

[PURCHASER'S SIGNATURE PAGE TO DEBENTURE
AND WARRANT PURCHASE AGREEMENT]

PURCHASER:

By:	/s/ FRANCIS MEMOLE
Print Name:	Francis Memole
Print Title:	Vice President
Address:	5911 Short St.
Yorba Linda, CA 92886
Fax No.:	714-780-7857
State of incorporation (if corporate purchaser) or state of residence (if individual purchaser):

Subscription Amount:
$50,000

Schedule A

PURCHASERS

Name	Aggregate Purchase Price	Warrant A Shares*	Warrant B Shares*
Milfam II, LP	$500,000	16,175	15,501
Milfam I, LP	500,000	16,175	15,501
Lloyd I. Miller Trust A-4	500,000	16,175	15,501
Lloyd I. Miller	500,000	16,175	15,501
Provident Premier Master Fund Ltd.	500,000	16,175	15,501
Irvin R. Kessler	1,000,000	32,350	31,002
Meadowbrook Opportunity Fund LLC	250,000	8,087	7,750
Potomac Capital Partners, LP	800,000	25,880	24,802
Potomac Capital International Ltd.	300,000	9,705	9,301
Primarius Focus	250,000	8,087	7,750
Primarius Partners	550,000	17,792	17,051
Primarius Offshore Partners	200,000	6,470	6,200
Tom Kelleher	50,000	1,617	1,550
Susan Riley	80,000	2,588	2,480
Charlie Riley	80,000	2,588	2,480
Eloise Riley	80,000	2,588	2,480
Bryant Riley	680,000	21,998	21,081
Abigail Riley	80,000	2,588	2,480
SACC Partners L.P.	2,500,000	80,875	77,505
Wachovia Securities Custodian for Greg Miner IRA	50,000	1,617	1,550
Bainbridge Partners, LLC	150,000	4,852	4,650
Dalart Investments, LP	250,000	8,087	7,750
Charles Schwab, Inc., Custodian for John Johnson IRA	100,000	3,235	3,100
Abbas Mohaddes	50,000	1,617	1,550
Stephen Edwin Rowe	50,000	1,617	1,550
Charles Schwab, Inc., Custodian for Francis Memole IRA	50,000	1,617	1,550
TOTAL:	$10,100,000.00	326,730	313,117

*
All warrants are for the purchase of Class A Common Stock

2

THIS CONVERTIBLE DEBENTURE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

$	May , 2004

ITERIS HOLDINGS, INC.
6% CONVERTIBLE DEBENTURE

        FOR VALUE RECEIVED, Iteris Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to                        , or its assigns (the "Holder"), the principal sum of $            (the "Face Amount") plus simple interest on the unpaid Face Amount calculated at an annual rate of six percent (6%). This debenture is one of a series of 6% Convertible Debentures (the "Debentures") issued by the Company pursuant to the Debenture and Warrant Purchase Agreement dated May     , 2004 among the Company, the Holder and the other purchasers of Debentures identified therein (the "Purchase Agreement"). The date of issuance of this Debenture is May    , 2004 (the "Issuance Date")

        1.     Maturity. If not sooner accelerated, paid or converted as provided below, the entire unpaid balance of principal and all accrued and unpaid interest shall be due and payable on May    , 2009 (the "Maturity Date")

        2.     Early Redemption.

          (a)   During the 36-month period following the Issuance Date, the Company may not redeem all or any part of the Face Amount of this Debenture.

          (b)   At any time during the period commencing with the 37th month following the Issuance Date and terminating at the end of the 48th month following the Issuance Date, the Company may redeem the Face Amount of this Debenture, in full or in part, upon 30 days prior written notice to the Holder, at a redemption price equal to 120% of the portion of the Face Amount being redeemed, plus all accrued and unpaid interest on such portion of the Face Amount as of the date of such redemption.

          (c)   At any time during the period commencing with the 49th month following the Issuance Date and terminating immediately prior to the Maturity Date, the Company may redeem the Face Amount of this Debenture, in full or in part, upon 30 days prior written notice to the Holder, at a redemption price equal to 110% of the portion of the Face Amount being redeemed, plus all accrued and unpaid interest on such portion of the Face Amount as of the date of such redemption.

        3.     Interest.

          (a)   Quarterly Payments. Accrued interest shall be payable quarterly in arrears on the last day of each calendar quarter (each, an "Interest Payment Date"). At the Company's sole election, accrued interest may be paid in cash or in shares of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), provided that if the Company elects to pay accrued interest with shares of Class A Common Stock which have been registered under the Securities Act of 1933, as amended (the "Interest Payment Shares"), it must deliver irrevocable written notice of such election to the Holder at least 20 Trading Days (as such term is defined below) prior to the applicable Interest Payment Date (each a "Stock Payment Election Notice"). The number of Interest Payment Shares issuable on any Interest Payment Date shall equal (x) the amount of accrued interest due on such Interest Payment Date divided by (y) 90% of the average of the daily volume weighted-average price of the Class A Common Stock as reported by Bloomberg (the "Daily VWAP") for the 20-Trading Day period ending on the Trading Day next preceding the applicable Interest Payment Date. As used in this Debenture, the term "Trading Day" means any day upon which the Class A Common Stock is quoted on the OTC Bulletin Board or, if applicable, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

          (b)   Section 16 Delay. Notwithstanding the provisions of Section 3(a), if the Company's election to pay accrued interest in Interest Payment Shares for any Interest Payment Date would cause the Holder to incur any liability pursuant to Section 16 ("Section 16") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then, upon written notice from the Holder to the Company delivered after Holder's receipt of a Stock Payment Election Notice but prior to the applicable Interest Payment Date, the Company will delay the issuance of the applicable number of Interest Payment Shares for such Interest Payment Date until the Holder provides further written notice to the Company that the Holder may receive such Interest Payment Shares without liability under Section 16. Within five days following its receipt of such notice, the Company shall issue such Interest Payment Shares to the Holder.

        4.     Conversion.

          (a)   Conversion Mechanics. Upon any conversion of this Debenture pursuant to Section 4(b) or 4(c), this Debenture will convert into the number of shares of Class A Common Stock obtained by dividing (x) the unpaid Face Amount of, and all accrued and unpaid interest on, this Debenture as of the date of conversion by (y) $                        , as such amount may be adjusted pursuant to Section 4(c) below (the "Conversion Price"), or, if applicable, the Special Conversion Price (as such term is defined in Section 5(c)(iii)(1)). All references herein to the term "Conversion Price" shall include the Special Warrant Price, if applicable, except as such term is used in Section 5(c)(iii).

          (b)   Optional Conversion by the Holder. The Holder, at its option, may convert this Debenture at any time prior to the earlier of the redemption in full of this Debenture, the optional conversion in full of this Debenture by the Company pursuant to Section 4(c) or the Maturity Date by providing five days' advance written notice to the Company.

          (c)   Mandatory Conversion by Company. If all the Required Conditions (as defined herein) are satisfied, the Company, at its option, may convert this Debenture, or the applicable portion of this Debenture determined as set forth in the Required Conditions, at any time prior to the earlier of the redemption in full of this Debenture, the optional conversion in full of this Debenture by the Holder pursuant to Section 4(b) or the Maturity Date, by providing five days' advance written notice to the Holder. The "Required Conditions" include:

            (i)    the Daily VWAP must have been equal to or exceeded three times the Conversion Price for a period of 20 consecutive Trading Days, and in such case the Company may convert the entire Face Amount of the Debenture, provided that if the Daily VWAP has equaled or exceeded two times the Conversion Price for a period of 20 consecutive Trading Days (but not equaled or exceeded three times the Conversion Price), the Company may convert only 50% of the Face Amount of the Debenture; and

            (ii)   all shares of Common Stock issuable upon conversion of this Debenture must be (1) authorized and reserved for issuance and (2) registered under the Act for resale by the Holder

          (d)   Issuance of Certificate; Fractional Shares. As promptly as practicable after the conversion of this Debenture, and subject to the surrender of the Debenture to the Company by the Holder, the Company at its expense will issue and deliver to the Holder, upon surrender of this Debenture to the Company, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion. No fractional shares of Class A Common Stock will be issued upon conversion of this Debenture. In lieu of any fractional share to which the Holder would

2

  otherwise be entitled, the Company will pay the Holder in cash the amount of the unconverted Face Amount and accrued and unpaid interest, if any, that would otherwise be converted into such fractional shares.

          (e)   Release. Upon full conversion of this Debenture and payment of all cash amounts due to the Holder as provided in this Debenture, if any, the Company will forever be released from all of its payment obligations and liabilities under this Debenture except to the extent such obligations or liabilities are to the Company's equityholders generally.

          (f)    No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Debenture against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and non-assessable shares of Class A Common Stock upon the conversion of this Note.

        5.     Conversion Price Adjustment. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a)   Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the Maturity Date subdivide its Class A Common Stock, by split-up or otherwise, or combine its Class A Common Stock, or issue additional shares of its Class A Common Stock as a dividend with respect to any shares of its Class A Common Stock, then the Conversion Price in effect prior to such event shall be proportionately decreased or increased, as appropriate. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

          (b)   Reclassification, Reorganization, Consolidation, Merger and Other Changes. In case of any reclassification, capital reorganization or change in the Class A Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 5(a)), or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Class A Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Class A Common Stock (a "Change"), it being understood that a Subsidiary Combination, as defined in Section 5(c)(i)(4), shall not be a Change, then, as a condition of Change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the Maturity Date to receive upon conversion of this Debenture, the kind and amount of shares of stock and other securities and property receivable in connection with such Change that a holder of Class A Common Stock would be entitled to receive in such Change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon conversion including adjustment of the Conversion Price.

          (c)   Dilutive Issuance.

3

            (i)    Certain Definitions. As used in this Section 5(c), the following terms have the following respective meanings:

              (1)   "Option" means any right, option or warrant to subscribe for, purchase or otherwise acquire Class A Common Stock or Convertible Securities.

              (2)   "Convertible Securities" means any convertible note or other security directly or indirectly convertible into or exchangeable for Class A Common Stock.

              (3)   "Issue" means to grant, issue or sell any security (including Options).

              (4)   "Additional Common Shares" means all Class A Common Stock (including reissued shares) Issued (or deemed to be Issued pursuant to Section 5(c)(ii)) after the Issuance Date. However, "Additional Common Shares" does not include (A) any Class A Common Stock Issued in a transaction described in Sections 5(a) or 5(b); (B) any Class A Common Stock Issued upon exercise of any Options or upon conversion of any Convertible Securities outstanding on the Issuance Date; (C) any Options or other security Issued to officers, directors or employees of, or consultants to, the Company, pursuant to the Company's stock option plans, restricted stock plans or other benefit plans, arrangements or agreements approved by the Board of Directors of the Company; (D) securities Issued in connection with (1) mergers, consolidations, acquisitions or similar business combinations approved by the Board of Directors (but excluding shares issued for the purpose of raising capital to fund such transactions), (2) partnering arrangements or similar strategic transactions approved by the Board of Directors, provided that such transactions are not principally for the purpose of raising capital or (3) any merger, consolidation or similar business combination with, or acquisition by the Company of shares of a subsidiary of the Company (a "Subsidiary Combination"); (E) securities Issued to persons or entities with whom the corporation has business relationships, including in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board of Directors, provided such issuances are for other than primarily equity financing purposes; and (F) securities Issued in connection with a public offering.

            (ii)   Deemed Issuance of Additional Common Shares. The shares of Class A Common Stock ultimately Issuable upon exercise of an Option (including the shares of Class A Common Stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of Class A Common Stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of Class A Common Stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

            (iii) Adjustment of Conversion Price for Dilutive Issuances.

              (1)   Issuances. If the Company Issues Additional Common Shares after the Issuance Date and the consideration per Additional Common Share (determined pursuant to Section 5(c)(viii)) is less than the Conversion Price in effect immediately before such Issue (a "Dilutive Issuance"), the Conversion Price in effect immediately before such Issue shall be reduced, concurrently with such issue, to a price (calculated to the nearest penny) determined as follows (the "Special Conversion Price"), and each such adjustment to the

4

      Special Conversion Price, if any, shall apply only to the portion of the Face Amount also determined as follows:

                (A)  with respect to 100% of the Face Amount, if a Dilutive Issuance occurs at any time during the 12-month period immediately following the Issuance Date, the Special Conversion Price shall equal the amount of consideration per Additional Common Share received by the Company from such Dilutive Issuance (as determined pursuant to Section 5(c)(viii));

                (B)  only with respect to 50% of the Face Amount (the "Adjustable Face Amount"), if a Dilutive Issuance occurs at any time after the 12th month following the Issuance Date until the end of the 24th month following the Issuance Date, the Special Conversion Price shall be reduced to the price determined as provided in Section 5(c)(iii)(2) (provided the adjusted Special Conversion Price pursuant to this paragraph must be less than the Special Conversion Price determined pursuant to Section 5(c)(iii)(1)(A), if applicable);

                (C)  only with respect to 50% of the Adjustable Face Amount, if a Dilutive Issuance occurs at any time after the 24th month following the Issuance Date until the end of the 36th month following the Issuance Date, the Special Conversion Price shall be reduced to the price determined as provided in Section 5(c)(iii)(2) (provided the adjusted Special Conversion Price pursuant to this paragraph must be less than the lowest Special Conversion Price determined pursuant to Section 5(c)(iii)(1)(A) or (B), if applicable); and

                (D)  after the 36th month following the Issuance Date, there shall be no further adjustment to Special Conversion Price for any Dilutive Issuance.

              (2)   Weighted-Average Adjustment. The applicable Special Conversion Price (determined pursuant to Section 5(c)(iii)(1)(B) or (C)) shall be determined by multiplying the Conversion Price immediately prior to the Issue by a fraction (rounded to the 4th decimal place),

                (A)  the numerator of which is the number of shares of Class A Common Stock outstanding immediately before such Issue plus the number of shares of Class A Common Stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Conversion Price in effect immediately before such Issue;

                (B)  the denominator of which is the number of shares of Class A Common Stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

              (3)   Securities Deemed Outstanding. For the purposes of this Section 5(c), all securities issuable upon exercise of any outstanding Convertible Securities or Options or other rights to acquire securities of the Company shall be deemed to be outstanding.

            (iv)  No Adjustment for Issuances Following Deemed Issuances. Except as provided in Sections 5(c)(v) and (vi), no additional adjustment to the Conversion Price shall be made upon the actual exercise of Options or the actual conversion of Convertible Securities.

            (v)   Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to the Company increases or decreases pursuant to the terms of any outstanding Options or Convertible Securities, the Conversion Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Conversion Price that

5

    occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

            (vi)  Recomputation upon Exercise of Options or Convertible Securities. The Conversion Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options, the Conversion Price shall be recomputed as if the only Additional Common Shares Issued were the shares of Class A Common Stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Conversion Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 5(c)(viii)), if any, upon the Issue of the Options for the Convertible Securities.

            (vii) Limit of Readjustments. No readjustment of the Conversion Price pursuant to Section 5(c)(v) or (vi) shall increase the Conversion Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

            (viii) Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

              (1)   Cash. Cash shall be valued at the amount of cash received by the Company, excluding amounts paid or payable for accrued interest.

              (2)   Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue, as determined in good faith by the Board of Directors of the Company.

              (3)   Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

              (4)   Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

                (A)  the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                (B)  the maximum amount of Class A Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

              (5)   Reduction for Cost of Issuances. The foregoing amounts shall be determined after deducting all expenses paid or incurred by the Company and all commissions and compensation paid and concessions and discounts allowed to underwriters, dealers or others performing similar services in connection with such Issue.

6

            (ix)  Certificate as to Adjustments. Upon each adjustment of the Conversion Price, upon request, the Company at its expense shall promptly compute such adjustment and furnish Holder with a certificate setting forth such adjustment and the facts upon which such adjustment is based.

        6.     Payment. All payments of interest and the Face Amount shall be in lawful money of the United States of America. All payments shall be applied first to costs of collection, if any, then to Default Interest, if any, then to accrued and unpaid interest, and thereafter to the Face Amount. Except as otherwise specified herein, payment of the Face Amount and interest hereunder may be made by check delivered to the Holder at the address furnished to the Company for that purpose.

        7.     Default. It is hereby expressly agreed by the Company that time is of the essence hereof and that each of the following occurrences (each, an "Event of Default") shall constitute a default under this Debenture:

          (a)   the failure of the Company to make any interest payment, whether in cash or shares of registered Class A Common Stock as provided in Section 3 hereof, due under this Debenture within ten (10) calendar days after the same shall fall due,

          (b)   the failure of the Company to satisfy its entire outstanding obligation under this Debenture on the Maturity Date;

          (c)   the Company defaults under any of its other obligations under this Debenture or the Purchase Agreement or any of the representations and warranties made therein are materially inaccurate, and any cure period with respect thereto has lapsed;

          (d)   any default in the payment or performance of any obligation, or any defined event of default, under the terms of any contract or instrument pursuant to which the Company has incurred any debt or other liability to any person or entity, whether such debt or other liability shall be for borrowed money, the purchase or lease of property or the guaranty of any present or future indebtedness for borrowed money or the purchase or lease of property, on its part to be paid and the effect of such default is to cause, or to permit such person or entity to cause, such debt or other liability to become due prior to any stated maturity; provided, however, that the foregoing shall not apply to defaults under unsecured or purchase money debt not in excess of $250,000 individually or $500,000 in the aggregate; or

          (e)   the occurrence of any of the follow events (each a "Bankruptcy Event"):

            (i)    the Company becomes unable or admits that it is unable to pay its debts as and when they become due,

            (ii)   a custodian or trustee is appointed for, or takes charge of, all or substantially all of the property of the Company;

            (iii)  the Company files or executes a general assignment for the benefit of creditors, or files a voluntary petition in bankruptcy or for relief under the provisions of the Federal Bankruptcy Act or another state or federal law for the relief of debtors;

            (iv)  there is filed against the Company an involuntary petition in bankruptcy under the Federal Bankruptcy Act or such other federal or state laws and (A) the Company either consents to or fails to oppose such petition or (B) although opposed by the Company, such petition is not dismissed within 60 days of the filing thereof; or

            (v)   the Company is adjudicated insolvent or bankrupt.

7

The Holder shall have the following rights, privileges, powers and remedies whenever any Event of Default shall occur under this Debenture:

          (a)   the entire unpaid principal balance of this Debenture, and any unpaid interest remaining due thereon, (i) may, at the option of the Holder, be declared to be immediately due and payable without demand or additional notice of any kind to the Company or any other person; and (ii) shall, if the relevant Event of Default arises from a Bankruptcy Event, become due and payable immediately and without demand or notice of any kind to the Company or any other person;

          (b)   from and after the date of the occurrence of any Event of Default and continuing until such Event of Default is fully cured or until this Debenture is paid in full, the Company promises to pay interest, in addition to the interest normally payable hereunder, on the then-outstanding principal balance of this Debenture at the rate (the "Default Rate") equal to two percent (2.0%) per annum or, if less, the maximum rate permitted under applicable law for period during which the Event of Default is continuing; and the Company agrees that such Default Rate interest which has accrued shall be paid in cash at the time of and as a condition precedent to the curing of such Event of Default; and

          (c)   the Holder shall have, in addition to the rights, privileges, powers and remedies set forth herein, any and all rights, powers, privileges, options and remedies available at law or in equity and as provided in the Purchase Agreement and the other documents contemplated thereby.

        Upon the occurrence of an Event of Default, the Maker expressly agrees to pay all costs of collection and enforcement of every kind, including without limitation, all reasonable attorneys' fees, court costs whether or not ordinarily recoverable or taxable.

        The rights, powers, privileges, options and remedies of the Holder as provided in this Debenture shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur. No delay or discontinuance in the exercise of any right, power, privilege, option or remedy hereunder shall be deemed a waiver of such right, power, privilege, option or remedy, nor shall the exercise of any right, power, privilege, option or remedy be deemed an election of remedies or a waiver of any other right, power, privilege, option or remedy. Acceleration of indebtedness due hereunder, once claimed hereunder by the Holder, may, at the Holder's option, be rescinded by written acknowledgment to that effect, but the tender and acceptance of partial payment or partial performance alone shall not, by itself, in any way affect or rescind such acceleration. The Holder shall not by any acts of omission or commission be deemed to waive any rights or remedies hereunder unless such waiver is in writing and signed by the Holder, and then only to the extent specifically set forth therein. A waiver of one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

        The Company waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Debenture, notice of intent to accelerate, notice of acceleration of maturity, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Debenture, except as otherwise provided herein, and agrees that its liability hereunder shall be without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal or waiver granted or consented to by the Holder, and the Company consents to any and all extensions of time, renewals or waivers that may be granted by the Holder with respect to the payment or other provisions of this Debenture.

8

        The Holder shall provide contemporaneous notice to the Company of its declaration of an Event of Default under Section 7(c) or 7(d) hereunder; provided, however, that the failure to provide such notice in a timely manner shall in no way affect Holder's rights and remedies available hereunder.

        8.     Ownership and Transfer.

          (a)   Ownership of this Debenture. The Company may deem and treat the person in whose name this Debenture is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Debenture for registration of any transfers.

          (b)   Rights of Stockholder. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company until the Debenture shall have been converted and the shares of Class A Common Stock.

          (c)   Replacement of Debenture. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Debenture and (i) in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or (ii) in the case of mutilation, on surrender and cancellation of this Debenture, the Company shall execute and deliver, in lieu of this Debenture, a new Debenture of like tenor and amount. The Holder shall reimburse the Company for all reasonable expenses incidental to replacement of this Debenture.

          (d)   Debenture Not Transferable. This Debenture and the rights hereunder are not transferable and/or assignable, in whole or in part, by the Holder; provided, however that this Debenture shall be transferable and/or assignable by the Holder to any "accredited investor" (as defined in Rule 501 of the Securities Act of 1933, as amended) or to any affiliate of Holder at any time; provided, further, that upon an Event of Default and for so long as such Event of Default is continuing, the Holder may transfer or assign this Debenture to any third party.

        9.     Miscellaneous Provisions.

          (a)   Address for Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address set forth on the signature page hereto or such other address as shall have been furnished to the Company in writing by the Holder in accordance with this Section 9(a). Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 1515 S. Manchester Blvd., Anaheim, California 92802, Attention: Chief Executive Officer (Facsimile No.: 714/780-7857, with a copy to Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California 92618, Attention: Ellen S. Bancroft, Esq. (Facsimile No.: 949/932-3601), or to such other address or number as shall have been furnished to Holder in writing by the Company in accordance with this Section 9.

          (b)   Timing of Notices. All notices, requests and approvals required by this Debenture shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party; (ii) when received if sent by facsimile at the address and number set forth above, provided that notices given by facsimile shall not be effective unless either (1) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (2) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph, and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (iii) five business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth in Section 9(a) above; or (d) the next business day after deposit with an international

9

  overnight delivery service, postage prepaid, addressed to the party as set forth above with next business day delivery guaranteed, provided that the sending party receives confirmation of delivery from the delivery service provider.

          (c)   Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California, without giving effect to the conflict of law principles thereof.

          (d)   Waiver, Amendments and Headings. This Debenture and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder (either generally or in a particular instance and either retroactively or prospectively). The headings in this Debenture are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

          (e)   Usury Savings Provision. In the event Holder receives any sums under this Debenture which constitute interest in an amount in excess of that permitted by any applicable law, then, all such sums constituting interest in excess of that permitted to be paid under applicable law shall, at Holder's option, either be credited to the payment of principal owing hereunder or returned to the Company.

        IN WITNESS WHEREOF, each of the Company and the Holder shall have executed this Debenture as of the date set forth above.

COMPANY:
Iteris Holdings, Inc.
By:
Gregory A. Miner Chief Executive Officer
HOLDER:

By:

Print Name:

Title:

Address:

Facsimile No.:

10

THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares:	shares
Warrant Price:	$ per share
Issuance Date:	May , 2004
Expiration Date:	May , 2009

FOR VALUE RECEIVED,                        or its registered assigns (hereinafter called the "Holder") is entitled to purchase from Iteris Holdings, Inc., a Delaware corporation (the "Company"), the above referenced number of shares of the Company's Class A Common Stock (the "Common Stock"), at the Warrant Price referenced above (or the Special Warrant Price, as defined in Section 3.4(c)(i), if applicable), all subject to adjustment from time to time as described herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein. All references herein to the term "Warrant Price" shall include the Special Warrant Price, if applicable, except as such term is used in Section 3.4(c).

1. Term and Exercise.

1.1 Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), from time to time, at any time after the Issuance Date and prior to 5:00 p.m. on the Expiration Date set forth above.

1.2 Procedure for Exercise of Warrant.

        (a)   Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

        (b)   Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) is greater than the Warrant Price as of the day of exercise, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the "spread" on the shares (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company in accordance with Section 5.1, together with the Notice

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of Exercise, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

X = Y × (FMV – WP)
FMV

Where:	X =	the number of shares of Common Stock to be Issued to the Holder pursuant to this net exercise
	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant requested to be exercised
	FMV=	the Fair Market Value (as of the date of such calculation) of one share of Common Stock
	WP =	the Warrant Price (as adjusted as of the date of such calculation)

For purposes of this Warrant, the "Fair Market Value" of one share of the Common Stock as of a particular date shall be determined as follows: (i) if traded on a national securities exchange or through the Nasdaq Stock Market, the Fair Market Value shall be deemed to be the volume weighted average trading price of the Common Stock on such exchange for the five trading days immediately prior to the date of exercise indicated in the Notice of Exercise (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise); (ii) if traded over-the-counter only and not on the Nasdaq Stock Market, the Fair Market Value shall be deemed to be the average of the closing bid and asked prices over the five trading days immediately prior to the date of exercise indicated in the Notice of Exercise (or if no reported sales took place on such day, the last date on which any such sales took place prior to the date of exercise); and (iii) if there is no active public market, the Fair Market Value shall be the fair market value of the Common Stock as of the date of exercise, as determined in good faith by the Board of Directors of the Company; provided that any such five trading day period referenced above shall be extended by the number of trading days during such period on which trading in the Company's Common Stock is suspended, by, or not traded on the securities exchange, Nasdaq Stock Market or over-the-counter market on which the Common Stock is then listed or traded.

1.3 Effective Date of Exercise; Delivery of Certificate.

        (a)   In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder if otherwise permitted under this Warrant, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof.

        (b)   The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

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1.4 Fractional Shares. This Warrant may not be exercised for fractional shares; and no fractional share of any class or series of the Company's capital stock shall be issued upon exercise of the Warrant.

2. Compliance with Securities Laws.

2.1 Own Account. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock or other securities to which Holder is entitled pursuant to Section 3 hereof (such shares or securities, the "Warrant Stock") to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or Warrant Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the Holder shall, if reasonably requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Warrant Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

2.2 Accredited Investor. Holder further acknowledges that it is familiar with the definition of "accredited investor" in Rule 501 of Regulation D promulgated under the Act and certifies that Holder is an accredited investor as defined in such rule.

2.3 Unregistered Securities. Holder understands that neither this Warrant nor the Warrant Stock have been registered under the Act, and therefore they may not be sold, assigned or transferred unless (i) a registration statement under the Act is in effect with respect thereto or (ii) an exemption from registration is found to be available to the satisfaction of the Company.

2.4 Legends. Holder further acknowledges and agrees that the stock certificates evidencing the Warrant Stock shall bear a restrictive legend, substantially in the following form (in addition to such other restrictive legends as are required or deemed advisable under the provisions of this Warrant, any applicable law or regulation or any other agreement to which Holder is a party):

  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE ACT, AND ASSURANCES (INCLUDING BUT NOT LIMITED TO AN OPINION OF COUNSEL), IF SO REQUIRED BY THE COMPANY, ARE PROVIDED TO THE COMPANY, SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

3. Adjustments.

3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares obtainable upon exercise of this Warrant shall be proportionately decreased.

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3.2 Dividends in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

        (a)   Common Stock, options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

        (b)   any cash paid or payable other than as a regular cash dividend; or

        (c)   Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), it being understood that a Subsidiary Combination, as defined in Section 3.4(a)(iv), shall not be a Change, then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes. The Company will not effect any Change unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such Change shall assume by written instrument the obligation to deliver to such Holder such shares of stock, securities or assets, other than cash, as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

3.4 Dilutive Issuances.

        (a)   Certain Definitions. As used in this Section 3.4, the following terms have the following respective meanings:

          (i)    "Option" means any right, option or warrant to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

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          (ii)   "Convertible Securities" means any convertible note or other security directly or indirectly convertible into or exchangeable for Common Stock.

          (iii)  "Issue" means to grant, issue or sell any security (including Options).

          (iv)  "Additional Common Shares" means all Common Stock (including reissued shares) Issued (or deemed to be Issued pursuant to Section 3.4(b)) after the date of this Warrant. However, "Additional Common Shares" does not include (A) any Common Stock Issued in a transaction described in Sections 3.1, 3.2, or 3.3; (B) any Common Stock Issued upon exercise of any Options or upon conversion of any Convertible Securities outstanding on the date of this Warrant; (C) any Options or other security Issued to officers, directors or employees of, or consultants to, the Company, pursuant to the Company's stock option plans, restricted stock plans or other benefit plans, arrangements or agreements approved by the Board of Directors of the Company; (D) securities Issued in connection with (1) mergers, consolidations, acquisitions or similar business combinations approved by the Board of Directors (but excluding shares issued for the purpose of raising capital to fund such transactions), (2) partnering arrangements or similar strategic transactions approved by the Board of Directors, provided that such transactions are not principally for the purpose of raising capital or (3) any merger, acquisition, consolidation or similar business combination with, or acquisition by the Company of shares in any subsidiary of the Company (a "Subsidiary Combination"); (E) securities Issued to persons or entities with whom the corporation has business relationships, including in connection with commercial credit arrangements, equipment financings or similar transactions approved by the Board of Directors, provided such issuances are for other than primarily equity financing purposes; and (F) securities Issued in connection with a public offering.

        (b)   Deemed Issuance of Additional Common Shares. The shares of Common Stock ultimately Issuable upon exercise of an Option (including the shares of Common Stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of Common Stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of Common Stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

        (c)   Adjustment of Warrant Price for Dilutive Issuances.

          (i)    Issuances. If the Company Issues Additional Common Shares after the Issuance Date and the consideration per Additional Common Share (determined pursuant to Section 3.4(h)) is less than the Warrant Price in effect immediately before such Issue (a "Dilutive Issuance"), the Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such issue, to a price (calculated to the nearest one one-thousandth of a cent ($0.001)) determined as follows (the "Special Warrant Price"), and each such adjustment to the Special Warrant Price, if any, shall apply only to the number of shares of Warrant Stock also determined as follows:

            (A)  with respect to all shares of Warrant Stock, if a Dilutive Issuance occurs at any time during the 12-month period immediately following the Issuance Date, the Special Warrant Price shall equal the amount of consideration per Additional Common Share received by the Company from such Dilutive Issuance (as determined pursuant to Section 3.4(h));

            (B)  only with respect to 50% of the Warrant Stock (the "Adjustable Warrant Stock"), if a Dilutive Issuance occurs at any time after the 12th month following the Issuance Date until the end of the 24th month following the Issuance Date, the Special Warrant Price shall be reduced to the price determined as provided in Section 3.4(c)(ii) (provided the adjusted Special

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    Warrant Price pursuant to this paragraph must be less than the Special Warrant Price determined pursuant to Section 3.4(c)(i)(A), if applicable);

            (C)  only with respect to 50% of the Adjustable Warrant Stock, if a Dilutive Issuance occurs at any time after the 24th month following the Issuance Date until the end of the 36th month following the Issuance Date, the Special Warrant Price shall be reduced to the price determined as provided in Section 3.4(c)(ii) (provided the adjusted Special Warrant Price pursuant to this paragraph must be less than the lowest Special Warrant Price determined pursuant to Section 3.4(c)(i)(A) or (B), if applicable); and

            (D)  After the 36th month following the Issuance Date, there shall be no further adjustment to Special Warrant Price for any Dilutive Issuance.

          (ii)   Weighted-Average Adjustment. The applicable Special Warrant Price (determined pursuant to Section 3.4(c)(i)(B) or (C)) shall be determined by multiplying the Warrant Price immediately prior to the Issue by a fraction (rounded to the 4th decimal place),

            (A)  the numerator of which is the number of shares of Common Stock outstanding immediately before such Issue plus the number of shares of Common Stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue;

            (B)  the denominator of which is the number of shares of Common Stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

          (iii)  Securities Deemed Outstanding. For the purposes of this Section 3.4(c), all securities issuable upon exercise of any outstanding Convertible Securities or Options or other rights to acquire securities of the Company shall be deemed to be outstanding.

        (d)   No Adjustment for Issuances Following Deemed Issuances. Except as provided in Sections 3.4(e) and (f), no additional adjustment to the Warrant Price shall be made upon the actual exercise of Options or the actual conversion of Convertible Securities.

        (e)   Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to the Company increases or decreases pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

        (f)    Recomputation upon Exercise of Options or Convertible Securities. The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of Common Stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 3.4(h)), if any, upon the Issue of the Options for the Convertible Securities.

        (g)   Limit of Readjustments. No readjustment of the Warrant Price pursuant to Section 3.4(e) or (f) shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

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        (h)   Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

          (i)    Cash. Cash shall be valued at the amount of cash received by the Company, excluding amounts paid or payable for accrued interest.

          (ii)   Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue, as determined in good faith by the Board of Directors of the Company.

          (iii)  Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

          (iv)  Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

            (A)  the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

            (B)  the maximum amount of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

          (v)   Reduction for Cost of Issuances. The foregoing amounts shall be determined after deducting all expenses paid or incurred by the Company and all commissions and compensation paid and concessions and discounts allowed to underwriters, dealers or others performing similar services in connection with such Issue.

        (i)    Certificate as to Adjustments. Upon each adjustment of the Warrant Price, upon request, the Company at its expense shall promptly compute such adjustment and furnish Holder with a certificate setting forth such adjustment and the facts upon which such adjustment is based.

        (j)    Other Notices. If at any time the Company shall (a) propose to effect a Change or (b) offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights, then, in each such case, the Company shall give the Holder at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights or for determining rights to vote in respect of any such Change and, in the case of any such Change, at least 20 days written notice of the date of closing of the Change.

4. Ownership and Transfer.

4.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of any permitted transfers.

4.2 Rights of Stockholder. This Warrant shall not entitle its holder to any of the rights of a stockholder of the Company until the Warrant shall have been exercised and the shares of Warrant Stock purchasable upon the exercise hereof shall have been issued.

4.3 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and (a) in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or

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(b) in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount. The Holder shall reimburse the Company for all reasonable expenses incidental to replacement of this Warrant.

4.4 Warrant Not Transferable. This Warrant and the rights hereunder are not transferable and/or assignable, in whole or in part, by Holder; provided, however, that this Warrant shall be transferable and/or assignable by the Holder to any "accredited investor" (as defined in Rule 501 of the Securities Act of 1933, as amended) or to any affiliate of Holder.

5. Miscellaneous Provisions.

5.1 Address for Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address set forth on the signature page hereto, or to such other address or number as shall have been furnished to the Company in writing by the Holder in accordance with this Section 5.1. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 1515 S. Manchester Blvd., Anaheim, California 92802, Attention: Chief Executive Officer (Facsimile No.: 714/780-7857, with a copy to Dorsey & Whitney LLP, 38 Technology Drive, Irvine, California 92618, Attention: Ellen S. Bancroft, Esq. (Facsimile No.: 949/932-3601), or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2 Timing of Notices. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party; (b) when received if sent by facsimile at the address and number set forth above, provided that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph, and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth in Section 5.1 above; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth above with next business day delivery guaranteed, provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California, without giving effect to the conflict of law principles thereof.

5.4 Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

5.5 Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the Issuance Date.

COMPANY:
ITERIS HOLDINGS, INC.
By:
Gregory A. Miner Chief Executive Officer
HOLDER:

By:

Print Name:

Title:

Address:

Facsimile No.:

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SCHEDULE A
FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER
TO EXERCISE THE WARRANT

The undersigned hereby elects to purchase            shares of Class A Common Stock of Iteris Holdings, Inc. (the "Company") pursuant to the Warrant to Purchase Common Stock dated May    , 2004 and [check one]:

[
]    Cash Exercise. The undersigned has delivered $            , the aggregate Warrant Price for             shares of the Company's Class A Common Stock purchased herewith, in full in cash or by certified or official bank check or wire transfer;

[
]    Net Exercise. In exchange for the issuance of            shares of the Company's Class A Common Stock, the undersigned hereby agrees to surrender the right to purchase            shares of the Class A Common Stock pursuant to the net exercise provisions set forth in Section 1.2(b) of the Warrant.

        Please issue a certificate or certificates representing such shares in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type name of Holder as it should appear on the stock certificate]
[Requested denominations—if no denomination is specified, a single certificate will be issued]
The initial address of such Holder to be entered on the books of the Company shall be:

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

By:
Print Name:
Title:
Dated:

QuickLinks

  Exhibit 10.25
DEBENTURE AND WARRANT PURCHASE AGREEMENT
PURCHASERS
ITERIS HOLDINGS, INC. 6% CONVERTIBLE DEBENTURE
WARRANT TO PURCHASE COMMON STOCK
SCHEDULE A FORM OF NOTICE OF EXERCISE [To be signed only upon exercise of the Warrant] TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THE WARRANT